PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Jun. 30, 2018
Property, plant and equipment [abstract]
Disclosure of property, plant and equipment [text block]

9

PROPERTY, PLANT AND EQUIPMENT

SIGNIFICANT ACCOUNTING ASSUMPTIONS AND ESTIMATES

Impairment of property, plant and equipment

The recoverable amount of the cash-generating-unit is determined using discounted future cash flows based on the life-of-mine plan. These calculations require the use of assumptions and estimates and are inherently uncertain and could change materially over time.

These assumptions and estimates include the market capitalisation of the Group, mineral reserves and resource estimates, production estimates, spot and future gold prices, foreign currency exchange rates, discount rates, estimates of costs to produce and future capital expenditure in determining the recoverable amount.

At year-end, the market capitalisation of the Group was higher than its net asset value. The decline in the rand gold price was however considered as an impairment indicator.

The Group has only one cash generating unit ("CGU") and calculated a recoverable amount based on updated life-of-mine plans, an average gold price of R550 411 per kilogram in year one escalating at an average of approximately 5.8% a year over the twelve-year life of mine, and a weighted average cost of capital of 11.2%.

Sensitivity analysis

The Group would begin impairment of the mining assets if the discount rate were to increase from 11.2% to 21.4%, or a 4.1% decrease in budgeted gold production or the rand gold price over the remaining life of the operation. The above sensitivities do not include a positive terminal value, relating to the disposal of any assets at the end of the useful life.

Depreciation

The calculation of the units-of-production rate of depreciation could be affected if actual production in the future varies significantly from current forecast production. This would generally arise when there are significant changes in any of the factors or assumptions used in estimating mineral reserves and resources. These factors could include:

• changes in mineral reserves and resources;

• the grade of mineral reserves and resources may vary from time to time;

• differences between actual commodity prices and commodity price assumptions;

• unforeseen operational issues at mine sites including planned extraction efficiencies; and

• changes in capital, operating, mining processing and reclamation costs, discount rates and foreign exchange rates.

Mineral reserves and resources estimates

The Group is required to determine and report mineral reserves and resources in accordance with the South African Code for the Reporting of Exploration Results, Mineral Resources and Mineral Reserves (SAMREC Code).

In order to calculate mineral reserves and resources, estimates and assumptions are required about a range of geological, technical and economic factors, including but not limited to quantities, grades, production techniques, recovery rates, production costs, transport costs, commodity demand, commodity prices and exchange rates.

Estimating the quantity and/or grade of mineral reserves and resources requires the size, shape and depth of reclamation sites to be determined by analysing geological data such as the logging and assaying of drill samples. This process may require complex and difficult geological judgements and calculations to interpret the data.

Because the assumptions used to estimate mineral reserves and resources change from period to period and because additional geological data is generated during the course of operations, estimates of mineral reserves and resources may change from period to period.

Mineral reserves and resource estimates prepared by management are reviewed by an independent mineral resources expert.

Changes in reported mineral reserves and resources may affect the Group’s life-of-mine plan, financial results and financial position in a number of ways including the following:

• asset carrying values may be affected due to changes in estimated future cash flows;

• depreciation charged to profit or loss may change where such charges are determined by the units-of-production method, or where the useful lives of assets change;

• decommissioning, site restoration and environmental provisions may change where changes in estimated mineral reserves and resources affect expectations about the timing or cost of these activities; and

• the carrying value of deferred tax assets and liabilities may change due to changes in estimates of the likely recovery of the tax benefits and charges.

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PROPERTY, PLANT AND EQUIPMENT continued

ACCOUNTING POLICIES

Recognition and measurement

Property, plant and equipment comprise mine plant facilities and equipment, mine property and development (including mineral rights) and exploration assets. These assets (excluding exploration assets) are initially measured at cost, where after they are measured at cost less accumulated depreciation and accumulated impairment losses. Exploration assets are initially measured at cost, where after they are measured at cost less impairment losses.

Cost includes expenditure that is directly attributable to the acquisition or construction of the asset, as well as the costs of dismantling and removing an asset and restoring the site on which it is located. Subsequent costs are included in the asset’s carrying amount or recognised as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the Group and the cost of the item can be measured reliably. Exploration and evaluation costs are capitalised as exploration assets on a project-by-project basis, pending determination of the technical feasibility and commercial viability of the project.

Depreciation

Depreciation of mine plant facilities and equipment, as well as mining property and development (including mineral rights) are calculated using the units of production method which is based on the life-of-mine of each site. The life-of-mine is primarily based on proved and probable mineral reserves and may include some resources. It reflects the estimated quantities of economically recoverable gold that can be recovered from reclamation sites based on the gold price estimated at the end of the financial year. Changes in the life-of-mine will impact depreciation on a prospective basis. The life-of-mine is prepared using a methodology that takes account of current information to assess the economically recoverable gold from specific reclamation sites and includes the consideration of historical experience. The depreciation method, estimated useful lives and residual values are reassessed annually and adjusted if appropriate. Any changes to useful lives may affect prospective depreciation rates and asset carrying values. The current estimated useful lives for mine property and development, as well as mine plant facilities and equipment are based on the life-of-mine of each site, currently between four (2017: two; 2016: six) and 12 (2017: 12; 2016: 10) years.

Impairment

Non-financial assets

The carrying amounts of property, plant and equipment are reviewed at each reporting date to determine whether there is any indication of impairment, or whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If any such indication exists, the asset’s recoverable amount is estimated. For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash flows (CGUs). Each metallurgical plant or combination of plants that, together with its deposition facility, is capable of operating independently is considered to be a CGU.

The recoverable amount of an asset or CGU is the greater of its value in use and its fair value less costs to sell. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset. An impairment loss is recognized in profit or loss if the carrying amount of an asset or CGU exceeds its recoverable amount.

Exploration assets

Exploration assets are assessed for impairment if facts and circumstances suggest that the carrying amount exceeds the recoverable amount. When a license is relinquished or a project is abandoned, the related costs are recognised in profit or loss immediately.

Leased assets

Upon initial recognition, the leased asset are measured at amounts equal to the lower of the fair value of the leased asset and the present value of the minimum lease payments. Subsequent to initial recognition, the asset is accounted for in the same manner as owned property, plant and equipment.

Finance lease payments

Minimum lease payments are apportioned between the finance charge and the reduction of the outstanding liability. The finance charge is allocated to each period during the lease term so as to produce a constant periodic rate of interest on the remaining balance of the liability.

9	PROPERTY, PLANT AND EQUIPMENT continued

	Amounts in R million	Note	Mine plant facilities and equipment (a)	Mine property and development	Exploration assets	Total

	30 June 2018
	Cost		1 689.5	1 264.5	77.3	3 031.3
	Opening balance		1 667.6	1 230.0	77.4	2 975.0
	Additions		82.5	40.2	3.4	126.1
	Disposals		(56.3)	(17.4)	-	(73.7)
	Change in estimate of decommissioning asset	10	(4.3)	11.7	(3.5)	3.9
	Accumulated depreciation and impairment		(815.4)	(753.5)	(9.7)	(1 578.6)
	Opening balance		(760.8)	(706.9)	(9.7)	(1 477.4)
	Depreciation	5.1	(104.3)	(63.7)	-	(168.0)
	Disposals		49.7	17.1	-	66.8

	Carrying value		874.1	511.0	67.6	1 452.7

	30 June 2017
	Cost		1 667.6	1 230.0	77.4	2 975.0
	Opening balance		1 519.5	1 310.4	74.9	2 904.8
	Additions		37.6	65.3	13.4	116.3
	Disposals		(2.8)	(3.9)	-	(6.7)
	Change in estimate of decommissioning asset	10	27.0	(60.9)	(0.5)	(34.4)
	Transfers between classes of property, plant and equipment		92.1	(81.7)	(10.4)	-
	Transferred from non-current assets held for sale	23	-	0.8	-	0.8
	Transferred to inventory		(5.8)	-	-	(5.8)
	Accumulated depreciation and impairment		(760.8)	(706.9)	(9.7)	(1 477.4)
	Opening balance		(598.7)	(693.2)	(12.4)	(1 304.3)
	Depreciation	5.1	(108.7)	(71.1)	-	(179.8)
	Disposals		2.8	3.9	-	6.7
	Transfers between classes of property, plant and equipment		(56.2)	53.5	2.7	-

	Carrying value		906.8	523.1	67.7	1 497.6

(a) Leased plant and equipment

Ergo leases temporary power generation equipment with a carrying value of R13.6 million (2017: R16.8 million) from Aggreko Energy Rental Proprietary Limited under a finance lease with an outstanding balance of R14.0 million (2017: R16.8 million) which is included in the consolidated finance lease obligation of R14.7 million (2017: R16.8 million). The finance lease has an effective interest rate of 17.9% and is repayable R3.2 million in 2019 and R10.8 million in 2020, the latter including R9.9 million for the option to acquire the leased equipment at the end of the lease term. Interest is payable R2.0 million in 2019 and R0.4 million in 2020.

CONTRACTUAL COMMITMENTS

Amounts in R million	2018	2017

Contracted for but not provided for in the consolidated financial statements	32.7	11.2

The contractual commitments at June 30, 2018 includes orders placed amounting to R29.2 million related to the development of phase 1 of FWGR.

Capital expenditure is financed from existing cash resources and cash generated from operations, with the exception of specific growth projects for which the capital requirements are considered on a project-by-project basis.